UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)   (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period:  8/31/2016

Item 1.  Reports to Stockholders.

Annual Report 8/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Emerging Markets Innovators Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Mid Cap Index
1-Year	7.91%	1.70%	9.39%
Since Inception (6/30/14)	-5.31	-7.86	-5.19

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 7.91% during the one-year reporting period. In comparison, the MSCI Emerging Markets Mid Cap Index (the “Index”) returned 9.39%. It was a volatile period. After suffering a significant sell off across emerging markets (“EM”) in the first few months, the market rallied back to recover some losses by year end 2015. It then slid again in the first quarter of 2016 before rallying strongly.

The single largest detractor from performance was Brazil, where the Fund was underweight the Index during the 2016 rally following the market euphoria at the removal and subsequent impeachment of President Dilma Rousseff. Base metals rallied strongly year-to-date 2016, which helped push up the South African stock market and the rand. Also, as enthusiasm built for EM assets, much of the additional capital was invested via passive instruments like Exchange Traded Funds (ETFs), which are invested based on the MSCI Emerging Markets Index (a large cap index). Investors are unable to get meaningful exposure to small and mid-cap stocks through these ETFs, which exacerbated the outperformance of large cap stocks versus small and mid-cap stocks: the large-cap MSCI Emerging Markets Index has outperformed our mid cap Index by over 220 basis points (“bps”) year-to-date. Finally, the Fund was relatively heavily invested in cash during the reporting period, with an average cash position of roughly 10.1%. Cash helped to

3 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

insulate the Fund during the sell offs, but weighed on it during the strong rally of 2016. We expect the normalized cash position to be 5% - 8%. The cash position at the end of the reporting period was 6.5%.

On a sector basis, the Fund’s investments in Consumer Discretionary, Financials and Health Care outperformed the Index, while its investments in Materials and Consumer Staples underperformed.

The largest sector overweights versus the Index at period end included: Consumer (Discretionary and Staples), Health Care and Information Technology. At period end, these sectors combined amount to roughly 70% of the Fund’s assets (versus 43% for the Index). We continue to believe that within the small- and mid-cap universe, these sectors represent the highest concentration of innovative companies within the emerging markets. The Fund’s biggest underweights at period end included Industrials and Utilities. Save for unique circumstances, we believe these sectors are less attractive to investors in small- and mid-cap EM companies. This is because many of the dominant businesses in these sectors benefit from cost or borrowing advantages arising from size. For example, many of the winning Industrials companies have production cost advantages arising from economies of scale. Utilities are a low growth area, often filled with state-run enterprises or companies that benefit substantially from state intervention. This makes them less attractive from a growth perspective.

The Fund primarily invests in companies with market capitalization below $10B. At the end of the period, the market cap breakdown was: below $1B (15.3%), between $1-3B (38.4%), between $3-5B (12.2%), between $5-10B (14.6%) and above $10B (11.6%). Only under rare circumstances would the Fund invest in companies above $10B in market capitalization. However, we will continue to hold a small and mid-sized company that grows above $10B in market cap if we believe there is additional upside for investors. The current median market cap for the Fund is $2.5B.

MARKET OVERVIEW

The closing months of 2015 were marked by uncertainty over when or if the Federal Reserve (the “Fed”) would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth, created an environment where investor sentiment swung back and forth like a pendulum. Market volatility picked up significantly. The declines at the start of the period were largely the result of concerns surrounding growth in China and the continued drop in oil prices. Against this backdrop, emerging and developed market equities experienced losses.

Investor sentiment shifted over the second half of the reporting period. The bottoming of both oil prices (and most commodity prices) and domestic growth conditions across the emerging market landscape

4 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

have been important catalysts. However, the level of U.S. dollar gains—and just as important, the geographic distribution of such gains—suggests the principal driver of emerging market equity performance thus far in 2016 has been the global hunt for yield, rather than any meaningful improvement in underlying fundamentals. We believe what we are witnessing now are the benefits of a global carry trade. Investors borrow money in low-interest rate currencies to invest in high-yielding assets, often bonds, with the allure of “free or cheap money” feeding investors’ risk appetite.

This carry trade is reflected in the 2016 year-to-date distribution of performance across emerging markets. Outperformance has largely been centered on countries with high interest rates and those with high commodity exposure. The Brazilian real has rallied over 20% so far in 2016. The South African rand, Colombian peso, and Russian ruble have also made big gains. We believe this is more of a cyclical than structural move in the equity markets and choose as long-term investors to steer away from the market’s “greed and fear” swings, exacerbated by flows into passive EM instruments, in favor of investing in individual businesses we believe have innovative products/services and durable competitive advantages that will allow them to grow earnings long term. But this means that in risk-on, large-cap focused, commodity driven market rallies, the Fund will likely underperform. We expect this and are committed to staying our course.

FUND REVIEW

Top contributors to performance during this reporting period included Biocon Ltd., Hota Industrial Manufacturing Co., Ltd. and My EG Services BHD.

Biocon (“BIOS”) is an Indian biopharma company that makes active pharmaceutical ingredients and generic drugs. In addition to its strong chemical drug portfolios, we believe BIOS has one of the strongest biosimilar drug platforms in India. During the reporting period, it was announced that BIOS’s largest biosimilar drug candidate, a biosimilar version of Glargine (a long-acting insulin) met the clinical endpoints at an interim look at Phase 3 data in the U.S. This increases the likelihood that BIOS will file biosimilar Glargine for approval with the FDA in 2016. Glargine is one of eight biosimilars BIOS is developing with U.S. drug maker Mylan. It was also reported that BIOS met the clinical endpoints with its biosimilar Neulasta (treatment to re-stimulate white blood cells following chemotherapy treatment for cancer patients) and this drug could be filed for approval in the U.S. in 2016. These clinical successes seem to validate the quality of Biocon’s biosimilar franchise and could lead to strong earnings growth going forward.

Hota Industrial Manufacturing is a Taiwanese auto components maker. Taiwanese components makers, similar to their Japanese and Korean peers, have strong technology—but Taiwan lacks a local champion brand like Japan’s Toyota or Korea’s Hyundai, who soak up capacity and have strong buyer power

5 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

with their domestic supply chain. This allows companies like Hota to be more selective in their customer base and choose to serve the global brands that will earn them the highest profit margins. Hota’s stock rose on the back of strong fourth quarter 2015 results, including a 900 basis point increase in gross margin on the back of improved product mix and cost cutting. Better product mix was driven partly by a large order to supply the Ford F150 platform, which is the best-selling vehicle in North America. Buyers were also enthusiastic about the new Tesla Model 3, which debuted in March. Currently, Hota is the lead supplier for reduction gear (the equivalent of transmission gear in non-electric vehicles) in all Tesla Models.

My EG Services BHD is a Malaysian internet company that generates revenue by allowing customers to complete mandatory government forms online, including Foreign Worker Permit Renewals (FWPR). The stock soared nearly 57% in the fourth quarter of 2015 on the back of an announcement by the Malaysian government that it will no longer register foreign workers via its counters and that all FWPR filings must be completed via My EG’s online system. When a FWPR form is filed online, My EG collects a processing fee. To file a FWPR, the employer must prove the foreign worker has health insurance, and My EG also acts as an online health insurance broker—its commission for selling a healthcare policy is three times the processing fee. In the first half of 2015, My EG had 25% market share in FWPR filings. The recent government ruling has the potential to significantly benefit the company’s revenues for form processing and increase the volume of health insurance policies it sells. We believe My EG is run by very smart, innovative management who will find many ways to monetize its connection to the foreign worker population. We also believe it can generate additional sources of income by automating more government forms.

Detractors from performance included Catcher Technology Co. Ltd., Cnova NV and Fatima Fertilizer Co. Ltd.

Catcher Technology is a Taiwanese casing maker for consumer electronics. It is one of the top three suppliers of the aluminum unibody casings for the Apple iPhone. Catcher’s shares sold off over the fourth quarter of 2015 on speculations that Apple will sell fewer smartphones, that another material will replace the aluminum casings and/or that Catcher will lose Apple share to cheaper casing suppliers. The Apple iPhone 7 has now been launched and these speculations for a casing change were unfounded. In meetings with Catcher, it is very clear that as the complexity inside the phone increases, so does the complexity of the casing. Specifications for the casing are also likely to have increased substantially now that the iPhone 7/7+ are waterproof. While we agree that smartphone penetration globally is at a high level and that Apple faces stiff competition from Korean and Chinese smartphone makers, we believe these smartphone wars could be positive for Catcher. As phone specifications improve,

6 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

the dollar per phone rises and more phone makers competing at the high-end creates more demand for premium casing.

Cnova is a Brazilian e-commerce company that sells consumer durables like home appliances and furniture. The company suffered as the challenging macro environment in Brazil caused a slump in consumer spending. We sold the stock following a revelation that its financials needed to be restated due to material misstatements. Since we sold, the stock price rose with the rise in the Brazilian currency and on the back of a take-private offer. As fiduciaries, we seek to avoid investing in any companies with corporate governance issues. If an issue arises in a company we own, we sell the stock even if it looks cheap.

Fatima Fertilizer is a fertilizer company based in Pakistan. It performed well during the first eight months of 2015, but started to slide in September and as a result was one of the biggest detractors for the reporting period. The fertilizer market in Pakistan turned negative late last year on the back of lower demand from farmers who were under pressure after an oversupply in rice and cotton that caused their crop prices to fall. This weak demand combined with a gas price hike put through by the Government to squeeze gross margins. While the unmet demand for food in countries like Pakistan is high, we expect the fertilizer sector profits to continue to be under pressure. For this reason, we exited the position.

STRATEGY & OUTLOOK

The Fund was conceived with the thesis that an increasingly large number of attractive growth opportunities in the emerging markets are found among the small- and mid-cap universe. These companies are often overlooked by investors who primarily focus on large-cap emerging market stocks, which dominate index funds and ETFs. We also believe that much of the growth in EM will be due to the talents of local entrepreneurs. These opportunities will be missed by investors who choose to access the emerging markets solely via U.S., Japanese or Western European companies. While “EM-facing” investments will capture some of the upswing in emerging market consumption, they will entirely miss the upside available to investors who are able to successfully identify the talented entrepreneurs who exist in these nations. We believe we offer a differentiated exposure to the EM universe, making the Fund a useful diversifier for large cap EM or global investors.

We use “innovation” as a mental model to help identify the companies creating differentiated businesses with long-term durable competitive advantages. “Innovation” in our context can be a product, brand, business model or strategic differentiation that creates an entirely new market (this is what we call transformational innovation) or allows for rapid market share gains within an existing market.

Political, institutional and governance reforms have created perhaps the best backdrop

7 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

for growth and new business formation that has ever existed in the history of the emerging markets. Despite some of the macro turbulence of late, things are generally better than they have ever been for a large swath of the roughly six billion people who live in most of the emerging and frontier markets. Affluence is broadly higher, literacy levels are at an all-time high, and corporate governance standards and practices are improving. All this feeds innovation and boosts aspirations, while providing a backdrop for businesses seeking to move up the value chain towards more complex, high-margin products and services.

We remain focused on the great innovative ideas we can identify among a broad swath of emerging markets. Our view has always been that successful equity investing is best framed by a long-term focus on great businesses. We believe that great businesses invested in at sensible prices generally produce superior investment results over the long-term.

Heidi Heikenfeld, CFA
Portfolio Manager

Justin Leverenz, CFA
Portfolio Manager

8 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

China	18.4%
India	13.6
Taiwan	12.8
South Korea	12.5
United States	7.0
Brazil	4.4
Malaysia	4.1
Mexico	4.0
Indonesia	3.6
South Africa	2.1

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2016, and are based on total market value of investments.

TOP TEN COMMON STOCK HOLDINGS

Biocon Ltd.	3.0%
Hota Industrial Manufacturing Co. Ltd.	2.8
My EG Services Bhd	2.6
TAL Education Group, ADR	2.4
Medy-Tox, Inc.	2.3
AAC Technologies Holdings, Inc.	2.2
Largan Precision Co. Ltd.	2.0
Shriram Transport Finance Co. Ltd.	1.9
New Oriental Education & Technology Group, Inc., Sponsored ADR	1.7
Amorepacific Corp.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on the total market value of investments.

9 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/16

	Inception Date	1-Year	Since Inception
Class A (EMIAX)	6/30/14	7.91%	-5.31%
Class C (EMVCX)	6/30/14	7.24	-6.00
Class I (EMVIX)	6/30/14	8.35	-4.87
Class R (EMIRX)	6/30/14	7.68	-5.55
Class Y (EMIYX)	6/30/14	8.25	-5.04

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/16

	Inception Date	1-Year	Since Inception
Class A (EMIAX)	6/30/14	1.70%	-7.86%
Class C (EMVCX)	6/30/14	6.24	-6.00
Class I (EMVIX)	6/30/14	8.35	-4.87
Class R (EMIRX)	6/30/14	7.68	-5.55
Class Y (EMIYX)	6/30/14	8.25	-5.04

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Mid Cap Index, which is designed to measure performance of mid-capitalization, global emerging market equities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

10 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire

6-month period ended August 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Actual	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During 6 Months Ended August 31, 2016
Class A	$ 1,000.00	$ 1,141.60	$ 9.19
Class C	1,000.00	1,138.00	13.57
Class I	1,000.00	1,143.00	6.70
Class R	1,000.00	1,139.40	10.91
Class Y	1,000.00	1,143.60	7.84

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.59	8.65
Class C	1,000.00	1,012.52	12.78
Class I	1,000.00	1,018.90	6.31
Class R	1,000.00	1,014.98	10.28
Class Y	1,000.00	1,017.85	7.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.70%
Class C	2.51
Class I	1.24
Class R	2.02
Class Y	1.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS August 31, 2016

	Shares	Value
Common Stocks—92.5%
Consumer Discretionary—26.7%
Auto Components—4.7%
Bharat Forge Ltd.	72,324	$916,286
Cub Elecparts, Inc.	234,000	2,784,252
Hota Industrial Manufacturing Co. Ltd.	1,402,149	7,272,217
Minth Group Ltd.	296,000	1,117,923
		12,090,678

Automobiles—0.5%
Brilliance China Automotive Holdings Ltd.	1,118,000	1,275,436

Diversified Consumer Services—6.3%
China Maple Leaf Educational Systems Ltd.	4,188,000	3,136,459
Fu Shou Yuan International Group Ltd.[1]	3,971,000	2,446,616
New Oriental Education & Technology Group, Inc., Sponsored ADR	112,050	4,423,734
TAL Education Group, ADR[2]	100,990	6,035,163
		16,041,972

Hotels, Restaurants & Leisure—6.1%
Alsea SAB de CV	1,080,862	3,879,957
China Lodging Group Ltd., Sponsored ADR	61,864	2,760,990
Genting Hong Kong Ltd.[2]	1,987,000	526,567
Genting Malaysia Bhd	1,205,000	1,320,326
Jollibee Foods Corp.	309,393	1,626,289
Mandarin Oriental International Ltd.	720,000	970,642
Minor International PCL	303,800	362,027
Syngene International Ltd.[3]	595,017	4,210,445
		15,657,243

Household Durables—0.5%
Cuckoo Electronics Co. Ltd.	2,523	314,559

	Shares	Value
Household Durables (Continued)
Symphony Ltd.	30,433	$1,046,910
		1,361,469

Internet & Catalog Retail—1.3%
Vipshop Holdings Ltd., ADR[2]	240,440	3,404,630

Media—1.6%
Global Mediacom Tbk PT	24,019,500	1,612,294
Smiles SA	153,400	2,389,453
		4,001,747

Specialty Retail—1.2%
Beauty Community PCL	1,925,000	517,182
JUMBO SA	160,437	1,960,356
Shanghai La Chapelle Fashion Co. Ltd., Cl. H3	450,800	523,485
		3,001,023

Textiles, Apparel & Luxury Goods—4.5%
Arvind Ltd.	768,075	3,566,874
Eclat Textile Co. Ltd.	160,988	2,021,547
Fila Korea Ltd.	20,479	1,841,885
HOSA International Ltd.	9,266,000	3,137,085
Page Industries Ltd.	4,689	1,042,859
		11,610,250

Consumer Staples—8.7%
Food & Staples Retailing—4.0%
Almacenes Exito SA	79,624	391,115
Jeronimo Martins SGPS SA	229,957	3,716,330
President Chain Store Corp.	265,000	2,099,556
Raia Drogasil SA	113,200	2,092,090
Sumber Alfaria Trijaya Tbk PT	41,299,709	1,756,983
		10,056,074

Food Products—0.8%
Kaveri Seed Co. Ltd.	281,412	1,503,617
Standard Foods Corp.	27,170	66,969
Vietnam Dairy Products JSC	77,880	543,780
		2,114,366

Personal Products—3.9%
Amorepacific Corp.	12,339	4,266,552
Cosmax, Inc.	18,380	2,415,658

14 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value
Personal Products (Continued)
Karex Bhd	4,226,250	$2,516,755
Kolmar BNH Co. Ltd.	30,483	813,759
		10,012,724

Financials—13.7%
Commercial Banks—7.2%
3SBio, Inc.[2,3]	1,967,500	2,007,498
BGEO Group plc	104,654	3,956,394
Capitec Bank Holdings Ltd.	50,065	1,987,134
Commercial Bank of Ceylon plc	1,778,816	1,698,799
Commercial International Bank Egypt SAE	719,212	3,935,432
Credicorp Ltd.	5,470	857,040
NUTRIBIOTECH Co. Ltd.[2]	42,263	2,232,878
OTP Bank plc	69,026	1,804,337
		18,479,512

Consumer Finance—3.5%
Gentera SAB de CV	2,132,422	4,166,957
Shriram Transport Finance Co. Ltd.	268,553	4,934,680
		9,101,637

Diversified Financial Services—1.5%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	255,700	1,418,180
Moscow Exchange (The)	1,247,655	2,427,168
		3,845,348

Insurance—1.5%
Anadolu Hayat Emeklilik AS	524,362	904,372
Sanlam Ltd.	287,936	1,225,359
Sul America SA	315,900	1,597,500
		3,727,231

Health Care—15.2%
Biotechnology—7.2%
Biocon Ltd.	563,931	7,706,051
Cell Biotech Co. Ltd.	22,135	1,026,491
Medy-Tox, Inc.	15,097	5,988,439
Seegene, Inc.[2]	96,923	2,974,487

	Shares	Value
Biotechnology (Continued)
Taiwan Liposome Co. Ltd.[2]	213,000	$844,633
		18,540,101

Health Care Equipment & Supplies—0.5%
Vieworks Co. Ltd.	23,296	1,249,359

Health Care Providers & Services—2.4%
Bumrungrad Hospital PCL	140,800	691,482
Odontoprev SA	477,200	1,884,151
Sinopharm Group Co. Ltd., Cl. H	714,800	3,649,794
		6,225,427

Pharmaceuticals—5.1%
Ajanta Pharma Ltd.	144,422	4,087,356
Aspen Pharmacare Holdings Ltd.[2]	87,658	2,100,400
Caregen Co. Ltd.	10,347	1,110,103
Celltrion, Inc.[2]	37,122	3,553,514
Glenmark Pharmaceuticals Ltd.	171,361	2,148,498
		12,999,871

Industrials—8.3%
Air Freight & Couriers—0.8%
Kerry Logistics Network Ltd.	1,380,500	1,923,208

Commercial Services & Supplies—1.4%
KRUK SA	62,836	3,620,708

Electrical Equipment—0.5%
Voltronic Power Technology Corp.	77,700	1,200,848

Industrial Conglomerates—0.9%
John Keells Holdings plc	2,281,473	2,393,219

Machinery—0.8%
Grupo Rotoplas SAB de CV	1,104,154	2,049,595

Professional Services—1.0%
Sporton International, Inc.	484,799	2,536,572

Road & Rail—1.1%
Blue Bird Tbk PT	3,749,800	979,980
Localiza Rent a Car SA	150,100	1,873,693
		2,853,673

15 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Trading Companies & Distributors—1.2%
Ace Hardware Indonesia Tbk PT	40,261,600	$3,035,336

Transportation Infrastructure—0.6%
International Container Terminal Services, Inc.	832,040	1,498,164

Information Technology—15.5%
Electronic Equipment, Instruments, &
Components—5.8%
AAC Technologies Holdings, Inc.	501,500	5,709,452
KCE Electronics PCL	218,900	618,147
Largan Precision Co. Ltd.	45,000	5,029,822
Sunny Optical Technology Group Co. Ltd.	652,000	3,474,990
		14,832,411

IT Services—3.6%
Mindtree Ltd.	300,255	2,513,428
My EG Services Bhd	12,411,700	6,693,577
		9,207,005

Semiconductors & Semiconductor
Equipment—2.4%
eMemory Technology, Inc.	352,000	3,661,439
Hermes Microvision, Inc.	60,000	2,572,669
		6,234,108

Software—2.7%
Com2uSCorp[2]	9,104	842,757
Globant SA2	30,530	1,192,196
GOLFZON Co. Ltd.	9,588	562,382
Logo Yazilim Sanayi Ve Ticaret AS2	96,582	1,449,515
NCSoft Corp.	11,270	2,725,063
		6,771,913

Technology Hardware, Storage &
Peripherals—1.0%
Catcher Technology Co. Ltd.[2]	363,000	2,601,993

Materials—4.4%
Chemicals—1.5%
Bloomage BioTechnology Corp. Ltd.	2,495,000	3,897,834

	Shares	Value
Construction Materials—2.5%
Cementos Argos SA	584,293	$2,319,637
Indocement Tunggal Prakarsa Tbk PT	1,372,500	1,829,614
Lucky Cement Ltd.	185,333	1,227,522
Shree Cement Ltd.	3,825	975,436
		6,352,209

Metals & Mining—0.4%
Alrosa PJSC	877,310	1,011,093
Total Common Stocks (Cost $208,511,318)		236,815,987

Preferred Stock—0.8%
Banco Davivienda SA, Preference (Cost $2,579,852)	217,100	2,131,338

Investment Company—6.6%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.35%[4,5,6] (Cost $16,777,420)	16,777,420	16,777,420

Total Investments, at Value (Cost $227,868,590)	99.9%	255,724,745
Net Other Assets (Liabilities)	0.1	227,624
Net Assets	100.0%	$255,952,369

16 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Footnotes to Statement of Investments

1. Restricted security. The aggregate value of restricted securities at period end was $2,446,616, which represents 0.96% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Fu Shou Yuan International Group Ltd.	9/25/15-3/14/16	$2,793,370	$2,446,616	$346,754

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $6,741,428 or 2.63% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares August 31, 2016

Oppenheimer Institutional Money
Market Fund, Cl. E6	11,250,190	130,214,973	124,687,743	16,777,420

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E6			$16,777,420	$72,987

6. Effective September 28, 2016, the fund will change its name to Oppenheimer Institutional Government Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

China	$47,001,089	18.4%
India	34,652,440	13.6
Taiwan	32,692,517	12.8
South Korea	31,917,885	12.5
United States	17,969,616	7.0
Brazil	11,255,067	4.4
Malaysia	10,530,659	4.1
Mexico	10,096,509	4.0
Indonesia	9,214,207	3.6
South Africa	5,312,894	2.1
Colombia	4,842,090	1.9
Sri Lanka	4,092,018	1.6
Georgia	3,956,394	1.5
Egypt	3,935,432	1.5
Portugal	3,716,330	1.5
Poland	3,620,708	1.4
Russia	3,438,261	1.3
Hong Kong	3,420,417	1.3
Philippines	3,124,453	1.2
Turkey	2,353,887	0.9
Thailand	2,188,838	0.9

17 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Continued

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Greece	$1,960,356	0.8%
Hungary	1,804,337	0.7
Pakistan	1,227,522	0.5
Peru	857,040	0.3
Vietnam	543,779	0.2

Total	$255,724,745	100.0%

See accompanying Notes to Financial Statements.

18 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $211,091,170)	$238,947,325
Affiliated companies (cost 16,777,420)	16,777,420

255,724,745

Cash	288,361

Cash—foreign currencies (cost $2,990)	2,990

Receivables and other assets:
Shares of beneficial interest sold	594,820
Dividends	312,994
Other	53,180

Total assets	256,977,090

Liabilities
Payables and other liabilities:
Foreign capital gains tax	660,849
Shares of beneficial interest redeemed	273,591
Legal, auditing and other professional fees	18,720
Distribution and service plan fees	18,466
Shareholder communications	4,499
Trustees’ compensation	1,950
Other	46,646

Total liabilities	1,024,721

Net Assets	$255,952,369

Composition of Net Assets
Par value of shares of beneficial interest	$28,782

Additional paid-in capital	257,832,382

Accumulated net investment loss	(994,773)

Accumulated net realized loss on investments and foreign currency transactions	(28,108,858)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	27,194,836

Net Assets	$255,952,369

19 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $64,713,263 and 7,292,427 shares of beneficial interest outstanding)	$8.87

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.41

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,616,219 and 2,245,344 shares of beneficial interest outstanding)	$8.74

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $7,331,710 and 818,719 shares of beneficial interest outstanding)	$8.96

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,691,932 and 191,581 shares of beneficial interest outstanding)	$8.83

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $162,599,245 and 18,234,151 shares of beneficial interest outstanding)	$8.92

See accompanying Notes to Financial Statements.

20 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2016

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $292,081)	$2,802,717
Affiliated companies	72,987

Total investment income	2,875,704

Expenses
Management fees	2,321,819

Distribution and service plan fees:
Class A	136,931
Class C	153,013
Class R	6,231

Transfer and shareholder servicing agent fees:
Class A	122,277
Class C	33,671
Class I	630
Class R	2,751
Class Y	280,858

Shareholder communications:
Class A	8,922
Class C	3,056
Class I	87
Class R	422
Class Y	17,103

Custodian fees and expenses	118,824

Trustees’ compensation	3,502

Borrowing fees	2,954

Other	119,532

Total expenses	3,332,583
Less reduction to custodian expenses	(250)
Less waivers and reimbursements of expenses	(87,630)

Net expenses	3,244,703

Net Investment Loss	(368,999)

Realized and Unrealized Gain (Loss)
Net realized loss on:
Unaffiliated companies(net of foreign capital gains tax of $93,237)	(17,820,459)
Foreign currency transactions	(489,535)

Net realized loss	(18,309,994)

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $548,461)	32,313,896
Translation of assets and liabilities denominated in foreign currencies	5,462,408

Net change in unrealized appreciation/depreciation	37,776,304

Net Increase in Net Assets Resulting from Operations	$19,097,311

See accompanying Notes to Financial Statements.

21 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015

Operations
Net investment loss	$(368,999)	$(143,034)

Net realized loss	(18,309,994)	(10,437,162)

Net change in unrealized appreciation/depreciation	37,776,304	(10,165,228)

Net increase (decrease) in net assets resulting from operations	19,097,311	(20,745,424)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(63,182)
Class C	—	—
Class I	—	(20)
Class R	—	—
Class Y	—	(35,290)

	—	(98,492)

Distributions from net realized gain:
Class A	—	(37,110)
Class C	—	(3,002)
Class I	—	(5)
Class R	—	(175)
Class Y	—	(11,898)

	—	(52,190)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	17,781,247	(9,572,617)
Class C	7,575,885	9,438,897
Class I	6,817,328	111,258
Class R	611,195	970,033
Class Y	81,516,287	66,359,825

	114,301,942	67,307,396

Net Assets
Total increase	133,399,253	46,411,290

Beginning of period	122,553,116	76,141,826

End of period (including accumulated net investment loss of $994,773 and $43,002, respectively)	$255,952,369	$122,553,116

See accompanying Notes to Financial Statements.

22 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.22	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	(0.02)	0.02
Net realized and unrealized gain (loss)	0.68	(1.67)	(0.09)

Total from investment operations	0.65	(1.69)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	0.00
Distributions from net realized gain	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.02)	0.00

Net asset value, end of period	$8.87	$8.22	$9.93

Total Return, at Net Asset Value[4]	7.91%	(17.10)%	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,713	$41,993	$60,956

Average net assets (in thousands)	$55,666	$61,498	$56,084

Ratios to average net assets:[5]
Net investment income (loss)	(0.31)%	(0.21)%	1.37%
Expenses excluding specific expenses listed below	1.75%	1.71%	1.75%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%

Total expenses	1.75%[7]	1.71%[7]	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.70%	1.65%

Portfolio turnover rate	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.76%
Year Ended August 31, 2015	1.72%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.16	$9.92	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.09)	(0.08)	(0.00)[4]
Net realized and unrealized gain (loss)	0.67	(1.67)	(0.08)

Total from investment operations	0.58	(1.75)	(0.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.01)	0.00

Net asset value, end of period	$8.74	$8.16	$9.92

Total Return, at Net Asset Value[5]	7.24%	(17.80)%	(0.80)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,616	$10,795	$2,987

Average net assets (in thousands)	$15,335	$7,615	$1,591

Ratios to average net assets:[6]
Net investment loss	(1.10)%	(0.88)%	(0.31)%
Expenses excluding specific expenses listed below	2.50%	2.69%	2.56%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%

Total expenses	2.50%[8]	2.69%[8]	2.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.49%	2.50%	2.42%

Portfolio turnover rate	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	2.51%
Year Ended August 31, 2015	2.70%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class I	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.26	$9.94	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.06	0.05	0.03
Net realized and unrealized gain (loss)	0.64	(1.70)	(0.09)

Total from investment operations	0.70	(1.65)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	0.00
Distributions from net realized gain	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.03)	0.00

Net asset value, end of period	$8.96	$8.26	$9.94

Total Return, at Net Asset Value[4]	8.35%	(16.68)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,332	$102	$10

Average net assets (in thousands)	$2,128	$64	$11

Ratios to average net assets:[5]
Net investment income	0.65%	0.54%	1.58%
Expenses excluding specific expenses listed below	1.33%	1.60%	1.41%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%

Total expenses	1.33%[7]	1.60%[7]	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.25%	1.17%

Portfolio turnover rate	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.34%
Year Ended August 31, 2015	1.61%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.20	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.05)	(0.03)	0.00[4]
Net realized and unrealized gain (loss)	0.68	(1.69)	(0.07)

Total from investment operations	0.63	(1.72)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00
Distributions from net realized gain	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.01)	0.00

Net asset value, end of period	$8.83	$8.20	$9.93

Total Return, at Net Asset Value[5]	7.68%	(17.38)%	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,692	$966	$127

Average net assets (in thousands)	$1,253	$555	$47

Ratios to average net assets:[6]
Net investment income (loss)	(0.60)%	(0.36)%	0.07%
Expenses excluding specific expenses listed below	2.02%	2.24%	2.05%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%

Total expenses	2.02%[8]	2.24%[8]	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	1.93%

Portfolio turnover rate	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	2.03%
Year Ended August 31, 2015	2.25%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class Y	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.24	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.00)[4]	0.01	0.01
Net realized and unrealized gain (loss)	0.68	(1.68)	(0.07)

Total from investment operations	0.68	(1.67)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.02)	0.00
Distributions from net realized gain	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	(0.03)	0.00

Net asset value, end of period	$8.92	$8.24	$9.94

Total Return, at Net Asset Value[5]	8.25%	(16.92)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,599	$68,697	$12,062

Average net assets (in thousands)	$128,076	$38,619	$6,734

Ratios to average net assets:[6]
Net investment income (loss)	(0.03)%	0.14%	0.38%
Expenses excluding specific expenses listed below	1.50%	1.72%	1.59%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%

Total expenses	1.50%[8]	1.72%[8]	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.40%

Portfolio turnover rate	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. August 29, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.51%
Year Ended August 31, 2015	1.73%

See accompanying Notes to Financial Statements.

27 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2016

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s previous reporting period was the last day the New York Stock Exchange was open for trading during that period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be

28 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Significant Accounting Policies (Continued)

valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

29 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$28,267,289	$26,359,746

1. At period end, the Fund had $27,915,487 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$27,915,487

Of these losses, $4,733,832 are subject to Sec. 382 loss limitation rules resulting from ownership change activity. These limitations generally reduce the utilization of these losses to a maximum of $3,248,211 per year.

2. The Fund had $351,802 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

30 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$582,772	$582,772

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2016	Year Ended August 31, 2015
Distributions paid from:
Ordinary income	$—	$150,682

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$228,703,680
Federal tax cost of other investments	2,990

Total federal tax cost	$228,706,670

Gross unrealized appreciation	$45,677,736
Gross unrealized depreciation	(19,317,990)

Net unrealized appreciation	$26,359,746

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

31 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

32 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third

33 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$16,624,517	$51,819,931	$—	$68,444,448
Consumer Staples	—	22,183,164	—	22,183,164
Financials	857,040	34,296,688	—	35,153,728
Health Care	—	39,014,758	—	39,014,758
Industrials	1,498,164	19,613,159	—	21,111,323
Information Technology	1,192,196	38,455,234	—	39,647,430

34 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Common Stocks (Continued)
Materials	$—	$11,261,136	$—	$11,261,136
Preferred Stock	—	2,131,338	—	2,131,338
Investment Company	16,777,420	—	—	16,777,420

Total Assets	$36,949,337	$218,775,408	$—	$255,724,745

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into	Transfers out	Transfers into	Transfers out of
	Level 1*	of Level 1**	Level 2**	Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$–	$(2,358,846)	$2,358,846	$–
Consumer
Staples	–	(187,103)	187,103	–
Financials	–	(4,550,927)	4,550,927	–
Health Care	–	(621,051)	621,051	–
Industrials	1,133,573	(619,329)	619,329	(1,133,573)
Materials	–	(1,326,252)	1,326,252	–
Preferred Stocks	–	(1,333,810)	1,333,810	–

Total Assets	$1,133,573	$(10,997,318)	$10,997,318	$(1,133,573)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income

35 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended. Effective September 28, 2016, IMMF will change its name to Oppenheimer Institutional Government Money Market Fund.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

36 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

37 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	5,436,346	$44,672,184	5,862,731	$53,952,731
Dividends and/or distributions reinvested	—	—	3,470	31,616
Redeemed	(3,253,387)	(26,890,937)	(6,892,881)	(63,556,964)

Net increase (decrease)	2,182,959	$17,781,247	(1,026,680)	$(9,572,617)

Class C
Sold	1,458,334	$11,944,728	1,248,874	$11,489,113
Dividends and/or distributions reinvested	—	—	329	2,992
Redeemed	(536,615)	(4,368,843)	(226,624)	(2,053,208)

Net increase	921,719	$7,575,885	1,022,579	$9,438,897

Class I
Sold	816,441	$6,902,400	17,900	$169,134
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(10,048)	(85,072)	(6,574)	(57,876)

Net increase	806,393	$6,817,328	11,326	$111,258

Class R
Sold	95,091	$789,083	162,253	$1,492,893
Dividends and/or distributions reinvested	—	—	18	166
Redeemed	(21,304)	(177,888)	(57,210)	(523,026)

Net increase	73,787	$611,195	105,061	$970,033

Class Y
Sold	16,744,578	$137,704,732	9,816,759	$89,670,514
Dividends and/or distributions reinvested	—	—	5,178	47,169
Redeemed	(6,848,509)	(56,188,445)	(2,697,486)	(23,357,858)

Net increase	9,896,069	$81,516,287	7,124,451	$66,359,825

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$157,983,948	$47,660,827

38 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	1.15%
Next $500 million	1.10
Next $4 billion	1.05
Over $5 billion	1.00

The Fund’s effective management fee for the reporting period was 1.15% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will

39 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class C	Class R
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

August 31, 2016	$37,484	$3,885	$5,409	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers

40 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

8. Fees and Other Transactions with Affiliates (Continued)

and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.70% for Class A shares, 2.50% for Class C shares, 1.25% for Class I shares, 2.00% for Class R shares and 1.45% for Class Y shares. During the reporting period, the Manager waived $18,784, $1,781, $69, and $47,293 for Class A, Class I, Class R, and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $19,703 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit

41 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation (Continued)

denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

42 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Emerging Markets Innovators Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Innovators Fund, including the statement of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and the period from June 30, 2014 (commencement of operations) to August 29, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Emerging Markets Innovators Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and the period from June 30, 2014 (commencement of operations) to August 29, 2014, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 25, 2016

43 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $1,561,839 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

44 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

45 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2014) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2014) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Edmund P. Giambastiani, Jr., Trustee (since 2014) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996-1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

47 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2014) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2014) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2014) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

48 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Leverenz, Mss. Heikenfeld, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

49 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Justin Leverenz, Vice President (since 2014) Year of Birth: 1968	Director of Emerging Markets Equities of the Sub-Adviser (since January 2013); Senior Vice President of the Sub-Adviser (since November 2009). Vice President of the Sub-Adviser (July 2004-October 2009). Head of Research in Taiwan and Director of Pan-Asian Technology Research for Goldman Sachs (2002-2004); Analyst and Head of Equity Research in Taiwan for Barclays de Zoete Wedd (now Credit Suisse) (1993-1995) and (1997-2000), respectively. Portfolio manager at Martin Currie Investment Management (1995-1997).

Heidi Heikenfeld, Vice President (since 2014) Year of Birth: 1978	Vice President of the Sub-Adviser (since January 2011) and Director Equity Research with the Sub-Adviser (since December 2012). Senior Research Analyst (January 2008-December 2012), Research Analyst (2005-2008), and an Analyst (2000-2005) with the Sub-Adviser.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

50 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

51 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

53 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

54 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

55 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1607.001.0816 October 25, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,400 in fiscal 2016 and $24,200 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $254 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $672,785 in fiscal 2016 and $879,472 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, custody exams, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,325 in fiscal 2016 and $425 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $237,933 in fiscal 2016 and $595,129 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

0

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $914,043 in fiscal 2016 and $1,475,026 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/17/2016